UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 3, 2011 (February 1, 2011)
CRAWFORD & COMPANY

(Exact Name of Registrant as Specified in Its Charter)
Georgia

(State or Other Jurisdiction of Incorporation)

1-10356	58-0506554

(Commission File Number)	(IRS Employer Identification No.)

1001 Summit Blvd., Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)
(404) 300-1000

(Registrant’s Telephone Number, Including Area Code)
N/A

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 1, 2011, the Board of Directors of Crawford & Company (the “Company”) unanimously elected Joia M. Johnson, 50, as a Director of the Company. Ms. Johnson is Chief Legal Officer, General Counsel and Corporate Secretary of Hanesbrands, Inc. (NYSE: HBD), a leading marketer of innerwear, outerwear and hosiery apparel, a position she has held since January 2007. From May 1999 until January 2007 she was Executive Vice President, General Counsel and Secretary of RARE Hospitality International, Inc., a publicly traded restaurant franchise owner and operator based in Atlanta.
As a director, Ms. Johnson is entitled to compensation in the same amounts and type as other non-employee directors of the Company.
Item 9.01. Financial Statements and Exhibits
(d). Exhibits

Exhibit No.	Description

99.1	Press Release dated February 3, 2011

SIGNATURES
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAWFORD & COMPANY (Registrant)
By:	/s/ Allen W. Nelson
Allen W. Nelson
Executive Vice President — General Counsel & Corporate Secretary

Dated: February 3, 2011

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